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                              MFS World Growth Fund
                       (a series of MFS Series Trust VIII)

                     Supplement to be affixed to the current
                       Prospectus for distribution in Ohio


Prospective Ohio investors should note the following:

a) This Prospectus must be delivered to the investor prior to consummation of the sale;

b) The Fund may purchase the securities of any issuer such that, as to 50% of the value of the Fund's assets, such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.


                 The date of this Supplement is February 1, 1996